SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  OCTOBER 3, 2002
                                                  ----------------------


                           TENGTU INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


                             COMMISSION
DELAWARE                FILE NUMBER 000-29957               77-0407366
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(State or Other              (Commission                    (I.R.S. Employer
Jurisdiction of              File Number)                   Identification No.)



                                 236 Avenue Road
                        TORONTO, ONTARIO, CANADA M5R 2J4
               (Address of Principal Executive Offices) (Zip Code)

                                  416-963-3999
              (Registrant's Telephone Number, Including Area Code)


ITEM  5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

           On September 30, 2002, the Tengtu International Corp. ("Tengtu") Board of Directors removed Pak Kwan Cheung as a Director for cause pursuant to Tengtu's by-laws. No Director has been appointed to replace Mr. Cheung.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Tengtu International Corp.

DATED: October 3, 2002                    By: /s/John Watt, President